For period ending   December 31, 1997

File number 811- 4919


77.  A.   Is the Registrant filing any of the following attachments
with the current filing of Form N-SAR?  (ANSWER FOR ALL SERIES AS A GROUP) Y
                                                                        Y/N


NOTE:  If answer is  Y  (Yes), mark those items below being filed as an
attachment to this form or incorporated by reference.                   Y/N

     B.   Accountant s report on internal control                       ___
     C.   Matters submitted to a vote of security holders                N
     D.   Policies with respect to security investments                  Y
     E.   Legal proceedings                                              N
     F.   Changes in security for debt                                   N
     G.   Defaults and arrears on senior securities                      N
     H.   Changes in control of Registrant                               N
     I.   Terms of new or amended securities                             N
     J.   Revaluation of assets or restatement of capital share account  N
     K.   Changes in Registrant s certifying accountant                  N
     L.   Changes in accounting principles and practices
     M.   Mergers                                                        N
     N.   Actions required to be reported pursuant to Rule 2a-7          N
     O.   Transactions effected pursuant to Rule 10f-3                   Y
     P.   Information required to be filed pursuant to existing exemptive
          orders                                                         N
Attachment Information (Cont. On Screen 39)

For period ending  December 31, 1997

File number 811-4919


Attachment Information (Cont. from Screen 38)

77.  Q.   1.   Exhibits                                                  Y
                                                                        Y/N

          2.   Any information called for by instructions to sub-item 77Q2 N
                                                                        Y/N

          3.   Any information called for by instructions to sub-item 77Q3 N
                                                                        Y/N




SCREEN NUMBER:  39

__ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __


79. List the 811 numbers and names of Registrant s wholly-owned investment company subsidiaries consolidated in this report.


811 Number Subsidiary Name

For period ending   December 31, 1997

File number 811-4919




ANNUAL SUPPLEMENT
Page 53 is to be filed only once each year at the end of Registrant s fiscal year.
105. Fidelity bond(s) in effect at the end of the period:

     A.     Insurer Name:  ICI Mutual Insurance Co.

     B.     Second Insurer:

     C.     Aggregate face amount of coverage for Registrant on all bonds on
            which it is named as an insured ($000 s omitted)      $45,000

106. A.     Is the bond part of a joint fidelity bond(s) shared with other
            investment companies or other entities?               Y
                                                                       Y/N

     B.     If the answer to 106A is  Y  (Yes), how many other investment
     companies or other entities are covered by the bond?             57
            NOTE:  Count each series as a separate investment company.

107. A.     Does the mandatory coverage of the fidelity bond have a
            deductible?      N
                                                                       Y/N

     B.     If the answer to 107A is  Y  (Yes), what is the
     amount of the deductible?          $______

108. A.     Were any claims with respect to this Registrant filed under the
bond during the period?                                                 N
                                                                       Y/N

     B.     If the answer to 108A is  Y  (Yes), what was the total amount
     of such claim(s)?         $______

109. A.     Were any losses incurred with respect to this Registrant that
could have been filed as a claim under the fidelity bond but were not?   N
                                                                       Y/N

     B.     If the answer to sub-item 109A is  Y  (Yes), what was the
     total amount of such losses?  ($000 s omitted)   ____

110. A.     Are Registrant s officers and directors covered as officers and directors of Registrant under any errors and omissions insurance
policy owned by the Registrant or anyone else?                  Y
                                                                       Y/N

     B.     Were any claims filed under such policy during the period
     with respect to Registrant?                                     N
                                                                       Y/N

For period ending   December 31, 1997                     EXHIBIT 77D

File number 811-4919

Series Trust - Global Income Portfolio

                          Global Income Portfolio s investment policies require that it normally invest at least 65% of its total assets in certain fixed income securities. The board of trustees has approved an amendment to the non-fundamental investment policy to include receivables from sales of portfolio securities in calculating the 65% total assets.

Series Trust - Global Gro       wth Portfolio

                          The board of trustees has approved an amendment to the non-fundamental investment policies to authorize investment in money market instruments, those instruments may include shares of the collective investment trust
                          ( Investment Trust ) that is managed by the Portfolio s sub-adviser, GE Investment Management Incorporated, but also the specific types of instruments that may be purchased by the Investment Trust.

For period ending   December 31, 1997                      EXHIBIT 77-Q-1

File number 811-4919

PAINEWEBBER SERIES TRUST
CERTIFICATE OF VICE PRESI     DENT AND SECRETARY
     I, Dianne E. O Donnell, Vice President and Secretary of Mitchell Hutchins Series Trust (formerly PaineWebber Series Trust)
( Trust ), hereby certify that the board of trustees of the Trust adopted the following resolutions at a meeting held on November 19, 1997, and that the resolutions became effective on that date:
     RESOLVED, that the name of the Trust be, and hereby is,
     changed from PAINEWEBBER SERIES TRUST to MITCHELL
     HUTCHINS SERIES TRUST; and be it further
     RESOLVED, that Sections 1 and 2(b) of Article I of the Declaration of Trust be, and hereby are, amended to reflect the change in the name of the Trust, the amended Sections to read,
     in relevant part, as follows:
          Section 1.  This Trust shall be known as  Mitchell Hutchins
          Series Trust.   .
          Section 2
               (a)  The  Trust  refers to  Mitchell Hutchins Series
               Trust  and reference to the Trust, when applicable to one
                    or more Series of the Trust, shall refer to
                    any such Series; and be it further
     RESOLVED, that any other references in the Declaration of Trust to PaineWebber Series Trust be, and hereby are, changed to
     Mitchell Hutchins Series Trust; and be it further
     RESOLVED, that all references in the Trust s By-Laws to
     PaineWebber Series Trust be, and hereby are, changed to Mitchell Hutchins Series Trust; and be it further
     RESOLVED, that pursuant to Section 2 of Article III of the Trust s Declaration of Trust, there are hereby established and designated two new series of shares of beneficial interest in the
     Trust, having the rights and privileges specified in the Trust s Declaration of Trust, such new Series to be known as Small Cap
     Portfolio and Strategic Income Portfolio; and be it further
     RESOLVED, that Section 1 of Article III of the Trust s Declaration of Trust be, and hereby is, amended to reflect the new Series of the Trust, the amended section to read, in relevant part, as follows:
          Section 1. . . . Without limiting the authority of the Trustees set forth in this Section 1 to establish and designate any further Series, the Trustees have established and designated fifteen Series of Shares, to be known as the Aggressive
          Growth Portfolio,   Asia Pacific Growth Portfolio,   Balanced
          Portfolio,   Financial Services Growth Portfolio,
           Growth Portfolio,   Growth and Income Portfolio,   Global
           Growth Portfolio,   Global Income Portfolio,   High
           Grade Fixed Income Portfolio,   High Income Portfolio,
           Money Market Portfolio,   Small Cap Portfolio;   Strategic
          Fixed Income Portfolio;   Strategic Income Portfolio;
          and  Tactical Allocation Portfolio.
Dated:         December 12, 1997
                              By:  /s/ Dianne E. O Donnell
                                   Dianne E. O Donnell
                                   Vice President and Secretary
                                   Mitchell Hutchins Series Trust
New York, New York (ss)
Subscribed and sworn before me this 12th day of December, 1997.
     Ilene Shore
     Notary Public
FORM 10f-3     FUND:  Series Trust - Growth Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:  Knoll Inc.

2.   Date of Purchase:  5/9/97
3.  Date offering commenced:  5/9/97

3.   Underwriters from whom purchased:  Merrill Lynch

4.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber

5.   Aggregate principal amount of purchase:    $207,400

6.   Aggregate principal amount of offering:    136,000,000

7.   Purchase price (net of fees and expenses):  17

8.   Initial public offering price:  17

9.   Commission, spread or profit:                  %              $  .60




10.
     Have the following conditions been satisfied?
YES
NO


a.   The securities are part of an issue registered under the
Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X__


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



____X__



_______


c.   The underwriting was a firm commitment underwriting.
____X__
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

____X__

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


____X__


_______


     (2)   If securities are municipal  securities,  the issue of
     securities has received an  investment grade
     rating from  a nationally recognized statistical  rating
     organization or, if the  issuer or entity
     supplying the  revenues from which the issue  is to be paid shall have been in  continuous operation
     for less than  three years (including any predecessor),
     the issue has  received one of the three
     highest ratings from at least one such rating          organization.





____X__





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



____X__



_______


g.   The purchase price was less than 3% of the Fund's total assets.
____X__
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


____X__


_______


Approved:    /s/ Ellen R. Harris
Date:  5/12/97
FORM 10f-3
FUND:   Series Trust - Growth and Income Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:  Knoll Inc.

2.   Date of Purchase:  5/9/97    3.  Date offering commenced:  5/9/97

3.   Underwriters from whom purchased:    Merrill Lynch

4.   "Affiliated Underwriter" managing
or participating in syndicate:  PaineWebber

5.   Aggregate principal amount of purchase:    $57,800

6.   Aggregate principal amount of offering:  136,000,000

7.   Purchase price (net of fees and expenses):   17

8.   Initial public offering price:   17

9.   Commission, spread or profit:                    %      $  .60




10.
     Have the following conditions been satisfied?
YES
NO


a.   The securities are part of an issue registered
under the Securities Act of 1933 which is being
     offered to the public or are "municipal
     securities" as defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b.   The securities were purchased  prior
to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



____X__



_______


c.   The underwriting was a firm commitment underwriting.
____X__
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

____X__

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


____X__


_______


     (2) If securities are municipal securities, the issue of securities has received an investment grade rating from  a nationally recognized statistical
     rating organization or, if the  issuer or entity
     supplying the  revenues from which the issue
     is to be paid shall have been in  continuous operation
     for less than  three years (including any predecessor),
     the issue has  received one of the three
     highest ratings from at least one such rating          organization.






____X__





_______


f.   The amount of such securities purchased
by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



____X__



_______


g.   The purchase price was less than 3% of the Fund's total assets.
____X__
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X__


_______


Approved:  /s/ Mark Tincher
Date: 5/12/97
FORM 10f-3
FUND:    Series Trust - Balanced Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:    U.S. Rental

2.   Date of Purchase:  2/21/97
3.  Date offering commenced:  2/21/97

3.   Underwriters from whom purchased:  Donaldson Lufkin & Jenrette

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.   Aggregate principal amount of purchase:   $14,700

6.   Aggregate principal amount of offering:   200,000,000

7.   Purchase price (net of fees and expenses):   20

8.   Initial public offering price:   20

9.   Commission, spread or profit:                   %    $  .75




10.
     Have the following conditions been satisfied?
YES
NO


a.   The securities are part of an issue registered
under the Securities Act of 1933 which is being
     offered to the public or are "municipal
     securities" as defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2)   If securities are municipal  securities,  the issue
     of securities has received an  investment grade
     rating from  a nationally recognized statistical
     rating organization or, if the  issuer or entity
     supplying the  revenues from which the issue  is to be
     paid shall have been in  continuous operation
     for less than  three years (including any predecessor), the issue has  received one of the three
     highest ratings from at least one such rating          organization.





__N/A_





_______


f.   The amount of such securities purchased
by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



___X__



_______


g.   The purchase price was less than 3% of the Fund's total assets.
____X__
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


____X__


_______


Approved:  /s/ Mark Tincher
Date:  2/24/97
FORM 10f-3
FUND:   Series Trust - Balanced Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:  Knoll Inc.

2.   Date of Purchase:  5/9/97
3.  Date offering commenced:  5/9/97

3.   Underwriters from whom purchased:    Merrill Lynch

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.   Aggregate principal amount of purchase:    $ 91,800

6.   Aggregate principal amount of offering:    136,000,000

7.   Purchase price (net of fees and expenses):   17

8.   Initial public offering price:   17

9.   Commission, spread or profit:                  %  $  .60




10.
     Have the following conditions been satisfied?
YES
NO


a.   The securities are part of an issue registered
under the Securities Act of 1933 which is being
     offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.






___X___





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



___X___



_______


g.   The purchase price was less than 3% of the Fund's total assets.
___X___
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X___


_______


Approved:  /s. Mark Tincher
Date:   5/12/97
FORM 10f-3
FUND:   Series Trust - Balanced Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:    Boston Properties

2.   Date of Purchase:  6/17/97
3.  Date offering commenced:  6/17/97

3.   Underwriters from whom purchased:    Merrill Lynch

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.   Aggregate principal amount of purchase:  $ 25,000

6.   Aggregate principal amount of offering:  785,000,000

7.   Purchase price (net of fees and expenses):  25

8.   Initial public offering price:  25

9.   Commission, spread or profit:                         $  .95





10.
     Have the following conditions been satisfied?
YES
NO


a.   The securities are part of an issue registered
under the Securities Act of 1933 which is being
     offered to the public or are "municipal securities" as
     defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d.   The commission, spread or profit was
reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2)   If securities are municipal  securities,  the
     issue of securities has received an  investment grade
     rating from  a nationally recognized statistical
     rating organization or, if the  issuer or entity
     supplying the  revenues from which the issue  is to
     be paid shall have been in  continuous operation
     for less than  three years (including any
     predecessor), the issue has  received one of the three
     highest ratings from at least one such rating          organization.





___X___





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



___X___



_______


g.   The purchase price was less than 3% of the Fund's total assets.
___X___
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X___


_______



Approved:   /s/ Mark Tincher
Date:  6/19/97
FORM 10f-3
FUND:    Series Trust - Balanced Portfolio


Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:  MCN Energy Group

2.   Date of Purchase:  6/24/97
3.  Date offering commenced:    6/24/97

3.   Underwriters from whom purchased:  Merrill Lynch

4.   "Affiliated Underwriter" managing or
participating in syndicate:  PaineWebber

5.   Aggregate principal amount of purchase:  $  55,337


6.   Aggregate principal amount of offering:    247,562,500

7.   Purchase price (net of fees and expenses):  29 1/8

8.   Initial public offering price:    29 1/8

9.   Commission, spread or profit:                        $  .50




10.
     Have the following conditions been satisfied?
YES
NO


a.   The securities are part of an issue registered
under the Securities Act of 1933 which is being
     offered to the public or are "municipal securities" as
     defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d.   The commission, spread or profit was
reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e.   (1)  If securities are registered under the Securities
Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2)   If securities are municipal
     securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the  issuer or entity
     supplying the  revenues from which the issue  is to be paid shall have been in  continuous operation
     for less than  three years (including any
     predecessor), the issue has  received one of the three
     highest ratings from at least one such rating      organization.





___X___





_______


f.   The amount of such securities
purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



___X___



_______


g.   The purchase price was less than 3% of the Fund's total assets.
___X___
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X___


_______


Approved:  /s/ Mark Tincher
Date:  6/30/97
FORM 10f-3     FUND:
Series Trust - Balanced Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:  Equity Office

2.   Date of Purchase: 7/7/97 3.  Date offering commenced:    7/7/97

3.   Underwriters from whom purchased:  Merrill Lynch

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.   Aggregate principal amount of purchase:  $  10,500

6.   Aggregate principal amount of offering:    525,000,000

7.   Purchase price (net of fees and expenses):  21

8.   Initial public offering price:    21

9.   Commission, spread or profit:                   %     $  .82




10.
     Have the following conditions been satisfied?
YES
NO


a.   The securities are part
of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
     Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d.   The commission,
spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2)   If securities are municipal  securities,  the issue
     of securities has received an  investment grade
     rating from  a nationally recognized statistical  rating
     organization or, if the  issuer or entity
     supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three
     highest ratings from at least one such rating          organization.





___X___





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



___X___



_______


g.   The purchase price was less than 3% of the Fund's total assets.
___X___
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X___


_______


Approved:  /s/ Mark Tincher
Date:  7/8/97
FORM 10f-3
FUND:    Series Trust - Balanced Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:  Ispat International

2.   Date of Purchase:  8/7/97
3.  Date offering commenced:    8/7/97

3.   Underwriters from whom purchased:  First Boston

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.   Aggregate principal amount of purchase:  $  56,700

6.   Aggregate principal amount of offering:    519,750,000

7.   Purchase price (net of fees and expenses):  27

8.   Initial public offering price:    27

9.   Commission, spread or profit:                   %     $  .73




10.
     Have the following conditions been satisfied?
YES
NO


a.   The securities are part of an issue registered
under the Securities Act of 1933 which is being
     offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2) If securities are municipal securities, the issue of securities has received an investment grade rating from  a nationally recognized statistical  rating
     organization or, if the  issuer or entity
     supplying the  revenues from which the issue  is to be paid shall have been in  continuous operation
     for less than  three years (including any predecessor),
     the issue has  received one of the three
     highest ratings from at least one such rating          organization.





___X___





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



___X___



_______


g.   The purchase price was less than 3% of the Fund's total assets.
___X___
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X___


_______


Approved:  /s/ Mark Tincher
Date:  8/7/97
FORM 10f-3
FUND:    Series Trust - Balanced Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:    Steel Dynamics

2.   Date of Purchase:  8/13/97
3.  Date offering commenced:  8/13/97

3.   Underwriters from whom purchased:    Morgan Stanley

4.   "Affiliated Underwriter" managing or
participating in syndicate:  PaineWebber

5.   Aggregate principal amount of purchase:    $87,500

6.   Aggregate principal amount of offering:    210,000,000

7.   Purchase price (net of fees and expenses):    25

8.   Initial public offering price:    25

9.   Commission, spread or profit:                   %        $  .60




10.
     Have the following conditions been satisfied?
YES
NO


a.   The securities are part of an issue registered under
the Securities Act of 1933 which is being
     offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2)   If securities are municipal  securities,  the
     issue of securities has received an  investment grade
     rating from  a nationally recognized statistical  rating
     organization or, if the  issuer or entity
     supplying the  revenues from which the issue  is to be paid shall have been in  continuous operation
     for less than  three years (including any predecessor),
     the issue has  received one of the three
     highest ratings from at least one such rating          organization.





___X__





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



____X__



_______


g.   The purchase price was less than 3% of the Fund's total assets.
____X__
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X__


_______


Approved:  /s/ Mark Tincher
Date:  8/14/97
FORM 10f-3     FUND:
Series Trust - Balanced Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:    Security Capital

2.   Date of Purchase:  9/18/97
3.  Date offering commenced:  9/18/97

3.   Underwriters from whom purchased:    JP Morgan

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.   Aggregate principal amount of purchase:    $21,000

6.   Aggregate principal amount of offering:  422,800,000

7.   Purchase price (net of fees and expenses):  28

8.   Initial public offering price:  28

9.   Commission, spread or profit:                  %      $  1.10




10.
     Have the following conditions been satisfied?
YES
NO


a.   The securities are part of an issue registered under
the Securities Act of 1933 which is being
     offered to the public or are "municipal
     securities" as defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2)   If securities are municipal  securities,  the issue
     of securities has received an  investment grade
     rating from  a nationally recognized statistical  rating
     organization or, if the  issuer or entity
     supplying the  revenues from which the issue  is to be paid shall have been in  continuous operation
     for less than  three years (including any predecessor), the issue has  received one of the three
     highest ratings from at least one such rating          organization.





___X___





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell

     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



___X___



_______


g.   The purchase price was less than 3% of the Fund's total assets.
___X___
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X___


_______


Approved:  /s/ Mark Tincher
Date:
9/27/97
FORM 10f-3
FUND:    Series Trust - Growth Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:    Santa Fe International

2.   Date of Purchase:  6/9/97
3.  Date offering commenced:  6/9/97

3.   Underwriters from whom purchased:   Goldman Sachs

4.   "Affiliated Underwriter" managing or
participating in syndicate: PaineWebber

5.   Aggregate principal amount of purchase:    $  14,250

6.   Aggregate principal amount of offering:    1,140,000,000

7.   Purchase price (net of fees and expenses):    28 1/2

8.   Initial public offering price:    28 1/2

9.   Commission, spread or profit:                   %    $  .80




10.
     Have the following conditions been satisfied?
YES
NO


a.   The securities are part of an issue registered under
the Securities Act of 1933 which is being
     offered to the public or are "municipal securities"
     as defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2)   If securities are municipal  securities,  the
     issue of securities has received an  investment grade
     rating from  a nationally recognized statistical
     rating organization or, if the  issuer or entity
     supplying the  revenues from which the issue
     is to be paid shall have been in  continuous operation
     for less than  three years (including any predecessor),
     the issue has  received one of the three
     highest ratings from at least one such rating          organization.





___X___





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



___X___



_______


g.   The purchase price was less than 3% of the Fund's total assets.
___X___
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X___


_______


Approved:  /s/ Ellen R. Harris
Date:    6/17/97
FORM 10f-3
\FUND:    Series Trust - Growth Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:    Boston Properties

2.   Date of Purchase:  6/17/97
3.  Date offering commenced:  6/18/97


3.   Underwriters from whom purchased:   Merrill Lynch

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.   Aggregate principal amount of purchase:    $  35,000

6.   Aggregate principal amount of offering:    785,000,000

7.   Purchase price (net of fees and expenses):    25

8.   Initial public offering price:    25

9.   Commission, spread or profit:                   %        $  .95




10.
     Have the following conditions been satisfied?
YES
NO


a.   The securities are part of an issue registered
under the Securities Act of 1933 which is being
     offered to the public or are "municipal securities" as
     defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, i f a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2)   If securities are municipal  securities,
     the issue of securities has received an  investment grade
     rating from  a nationally recognized statistical
     rating organization or, if the  issuer or entity
     supplying the  revenues from which the issue  is
     to be paid shall have been in  continuous operation
     for less than three years (including any predecessor), the issue has received one of the three
     highest ratings from at least one such rating          organization.





___X___





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



___X___



_______


g.   The purchase price was less than 3% of the Fund's total assets.
___X___
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X___


_______


Approved:  /s/ Ellen R. Harris
Date:    6/19/97
FORM 10f-3
FUND:    Series Trust - Growth Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:    MCN Energy Group

2.   Date of Purchase:  6/24/97
3.  Date offering commenced:  6/24/97

3.   Underwriters from whom purchased:     Merrill Lynch

4.   "Affiliated Underwriter" managing or participating in
syndicate: PaineWebber
5.   Aggregate principal amount of purchase:    $  66,987

6.   Aggregate principal amount of offering:    247,562,500

7.   Purchase price (net of fees and expenses):    29 1/8

8.   Initial public offering price:    29 1/8

9.   Commission, spread or profit:                   %       $  .50




10.
     Have the following conditions been satisfied?
YES
NO


a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2)   If securities are municipal  securities,  the issue of
     securities has received an  investment grade
     rating from  a nationally recognized statistical
     rating organization or, if the  issuer or entity
     supplying the  revenues from which the issue  is to be paid shall have been in  continuous operation
     for less than three years (including any predecessor), the issue has received one of the three
     highest ratings from at least one such rating          organization.





___X___





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



___X___



_______


g.   The purchase price was less than 3% of the Fund's total assets.
___X___
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X___


_______


Approved:  /s/ Ellen R. Harris
Date:6/30/97
FORM 10f-3     FUND:    Series Trust - Growth Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:  Lear Corp

2.   Date of Purchase:  6/24/97
3.  Date offering commenced:  6/24/97

3.   Underwriters from whom purchased:     Lehman Bros.

4. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

5.   Aggregate principal amount of purchase:    $  200,000

6.   Aggregate principal amount of offering:    411,200,000

7.   Purchase price (net of fees and expenses):    40

8.   Initial public offering price:    40

9.   Commission, spread or profit:                   %          $  .72




10.
     Have the following conditions been satisfied?
YES
NO


a.   The securities are part of an issue registered under
the Securities Act of 1933 which is being
     offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the  revenues from which the issue  is to be paid shall have been in  continuous operation
     for less than three years (including any predecessor), the issue has received one of the three
     highest ratings from at least one such rating          organization.





___X___





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



___X___



_______


g.   The purchase price was less than 3% of the Fund's total assets.
___X___
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X___


_______


Approved:  /s/ Ellen R. Harris
Date:    6/30/97
FORM 10f-3
FUND:    Series Trust - Growth Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:    Equity Office

2.   Date of Purchase:  7/7/97
3.  Date offering commenced:  7/7/97

3.   Underwriters from whom purchased:     Merrill Lynch

4.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber

5.   Aggregate principal amount of purchase:    $  25,200

6.   Aggregate principal amount of offering:    525,000,000

7.   Purchase price (net of fees and expenses):    21

8.   Initial public offering price:    21

9.   Commission, spread or profit:                   %    $  .82




10.
     Have the following conditions been satisfied?
YES
NO


a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
     Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2)   If securities are municipal  securities,  the issue of
     securities has received an  investment grade
     rating from  a nationally recognized statistical  rating
     organization or, if the  issuer or entity
     supplying the  revenues from which the issue  is to be paid shall have been in  continuous operation
     for less than  three years (including any predecessor),
     the issue has  received one of the three
     highest ratings from at least one such rating          organization.





___X___





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



___X___



_______


g.   The purchase price was less than 3% of the Fund's total assets.
___X___
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X___


_______


Approved:  /s/ Ellen R. Harris
Date:    7/8/97
FORM 10f-3
FUND:    Series Trust - Growth Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:    Ispat International

2.   Date of Purchase:  8/7/97
3.  Date offering commenced:  8/7/97

3.   Underwriters from whom purchased:     First Boston

4.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber

5.   Aggregate principal amount of purchase:    $  81,000

6.   Aggregate principal amount of offering:    519,750,000

7.   Purchase price (net of fees and expenses):    27

8.   Initial public offering price:    27

9.   Commission, spread or profit:                   %             $  .73




10.
     Have the following conditions been satisfied?
YES
NO


a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities"
     as defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2)   If securities are municipal  securities,  the issue
     of securities has received an  investment grade
     rating from  a nationally recognized statistical  rating
     organization or, if the  issuer or entity
     supplying the  revenues from which the issue  is to be
     paid shall have been in  continuous operation
     for less than  three years (including any predecessor),
     the issue has  received one of the three
     highest ratings from at least one such rating    organization.





___X___





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



___X___



_______


g.   The purchase price was less than 3% of the Fund's total assets.
___X___
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X___


_______


Approved:  /s/ Ellen R. Harris
Date:    8/7/97
FORM 10f-3
FUND:    Series Trust - Growth Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:    Steel Dynamics

2.   Date of Purchase:  8/13/97
3.  Date offering commenced:  8/13/97

3.   Underwriters from whom purchased:     Morgan Stanley

4.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber

5.   Aggregate principal amount of purchase:    $  187,500

6.   Aggregate principal amount of offering:    210,000,000

7.   Purchase price (net of fees and expenses):    25

8.   Initial public offering price:    25

9.   Commission, spread or profit:                   %         $     .60




10.
     Have the following conditions been satisfied?
YES
NO


a.   The securities are part of an issue registered under the
Securities Act of 1933 which is being
     offered to the public or are "municipal securities" as
     defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2)   If securities are municipal  securities,  the issue of
     securities has received an  investment grade
     rating from  a nationally recognized statistical  rating
     organization or, if the  issuer or entity
     supplying the  revenues from which the issue  is to be paid shall have been in  continuous operation
     for less than  three years (including any predecessor),
     the issue has  received one of the three
     highest ratings from at least one such rating          organization.





___X___





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



___X___



_______


g.   The purchase price was less than 3% of the Fund's total assets.
___X___
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X___


_______


Approved:  /s/ Ellen R. Harris
Date:    8/14/97
FORM 10f-3
FUND:    Series Trust - Growth Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:  Security Capital

2.   Date of Purchase:  9/18/97
3.  Date offering commenced:  9/18/97

3.   Underwriters from whom purchased:     JP Morgan

4.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber

5.   Aggregate principal amount of purchase:    $  56,000

6.   Aggregate principal amount of offering:    422,800,000

7.   Purchase price (net of fees and expenses):    28

8.   Initial public offering price:    28

9.   Commission, spread or profit:                   %      $  1.10




10.
     Have the following conditions been satisfied?
YES
NO


a.   The securities are part of an issue registered under the
Securities Act of 1933 which is being
     offered to the public or are "municipal securities" as
     defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2)   If securities are municipal  securities,  the issue of
     securities has received an  investment grade
     rating from  a nationally recognized statistical  rating
     organization or, if the  issuer or entity
     supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three
     highest ratings from at least one such rating          organization.





___X___





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



___X___



_______


g.   The purchase price was less than 3% of the Fund's total assets.
___X___
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X___


_______


Approved:  /s/ Ellen R. Harris
Date:    9/30/97
FORM 10f-3
FUND:    Series Trust - Growth and Income Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:   MCN Energy Group

2.   Date of Purchase:  6/24/97
3.  Date offering commenced:  6/24/97

3.   Underwriters from whom purchased:     Merrill Lynch

4.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber

5.   Aggregate principal amount of purchase:    $  37,866

6.   Aggregate principal amount of offering:    247,562,500

7.   Purchase price (net of fees and expenses):    29 1/8

8.   Initial public offering price:    29 1/8

9.   Commission, spread or profit:                   %     $  .50




10.
     Have the following conditions been satisfied?
YES
NO


a.   The securities are part of an issue registered under the
Securities Act of 1933 which is being
     offered to the public or are "municipal securities" as
     defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2)   If securities are municipal  securities,  the issue
     of securities has received an  investment grade
     rating from  a nationally recognized statistical  rating
     organization or, if the  issuer or entity
     supplying the  revenues from which the issue  is to be
     paid shall have been in  continuous operation
     for less than  three years (including any predecessor),
     the issue has  received one of the three
     highest ratings from at least one such rating          organization.





___X___





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



___X___



_______


g.   The purchase price was less than 3% of the Fund's total assets.
___X___
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X___


_______


Approved:  /s/ Mark Tincher
Date:    6/30/97
FORM 10f-3
FUND:    Series Trust - Growth and Income Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:  Equity Office

2.   Date of Purchase:  7/7/97
3.  Date offering commenced:  7/7/97

3.   Underwriters from whom purchased:    Merrill Lynch

4.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber

5.   Aggregate principal amount of purchase:    $  6,300

6.   Aggregate principal amount of offering:    525,000,000

7.   Purchase price (net of fees and expenses):    21

8.   Initial public offering price:    21

9.   Commission, spread or profit:                   %   $  .82




10.
     Have the following conditions been satisfied?
YES
NO


a.   The securities are part of an issue registered under the
Securities Act of 1933 which is being
     offered to the public or are "municipal securities" as
     defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2)   If securities are municipal  securities,  the issue of
     securities has received an  investment grade
     rating from  a nationally recognized statistical  rating
     organization or, if the  issuer or entity
     supplying the  revenues from which the issue  is to be paid shall have been in  continuous operation
     for less than  three years (including any predecessor), the issue has  received one of the three
     highest ratings from at least one such rating          organization.





___X___





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



___X___



_______


g.   The purchase price was less than 3% of the Fund's total assets.
___X___
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X___


_______


Approved:  /s/ Mark Tincher
Date:    7/8/97

FORM 10f-3
FUND:    Series Trust - Growth and Income Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:    Tower Automotive

2.   Date of Purchase:  7/24/97

3.  Date offering commenced:  7/24/97

3.   Underwriters from whom purchased:    Donaldson Lufkin & Jenrette

4.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber

5.   Aggregate principal amount of purchase:    $  10,000

6.   Aggregate principal amount of offering:      15,000,000

7.   Purchase price (net of fees and expenses):    100

8.   Initial public offering price:    100

9.   Commission, spread or profit:                   %       $  16.50




10.
     Have the following conditions been satisfied?
YES
NO


a.   The securities are part of an issue registered under the
Securities Act of 1933 which is being
     offered to the public or are "municipal securities" as
     defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2)   If securities are municipal  securities,  the issue of
     securities has received an  investment grade
     rating from  a nationally recognized statistical  rating
     organization or, if the  issuer or entity
     supplying the  revenues from which the issue  is to be paid shall have been in  continuous operation
     for less than  three years (including any predecessor), the issue has  received one of the three
     highest ratings from at least one such rating          organization.





___X___





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



___X___



_______


g.   The purchase price was less than 3% of the Fund's total assets.
___X___
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X___


_______


Approved:  /s/ Mark Tincher
Date:    7/29/97
FORM 10f-3
FUND:    Series Trust - Growth and Income Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:     Ispat International

2.   Date of Purchase:  8/7/97

3.  Date offering commenced:  8/7/97

3.   Underwriters from whom purchased:    First Boston

4.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber

5.   Aggregate principal amount of purchase:    $  37,800

6.   Aggregate principal amount of offering:    519,750,000

7.   Purchase price (net of fees and expenses):    27

8.   Initial public offering price:    27

9.   Commission, spread or profit:                   %     $  .73




10.
     Have the following conditions been satisfied?
YES
NO


a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
     Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three
     highest ratings from at least one such rating          organization.





___X___





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.


___X___


_______


g.   The purchase price was less than 3% of the Fund's total assets.
___X___
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X___


_______


Approved:  /s/ Mark Tincher
Date:    8/7/97
FORM 10f-3
FUND:    Series Trust - Growth and Income Portfolio

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:    Security Capital

2.   Date of Purchase:  9/18/97

3.  Date offering commenced:  9/18/97

3.   Underwriters from whom purchased:     JP Morgan

4.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber

5.   Aggregate principal amount of purchase:    $  21,000

6.   Aggregate principal amount of offering:    422,800,000

7.   Purchase price (net of fees and expenses):    28

8.   Initial public offering price:    28

9.   Commission, spread or profit:                   %      $ 1.10



10.
     Have the following conditions been satisfied?
YES
NO


a.   The securities are part of an issue registered under the
Securities Act of 1933 which is being
     offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities
     Exchange Act   of 1934.


___X___


_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



___X___



_______


c.   The underwriting was a firm commitment underwriting.
___X___
_______


d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

___X___

_______


e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


___X___


_______


     (2)   If securities are municipal  securities,  the issue of
     securities has received an  investment grade
     rating from  a nationally recognized statistical  rating
     organization or, if the  issuer or entity
     supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three
     highest ratings from at least one such rating          organization.





___X___





_______


f. The amount of such securities purchased by all of the investment companies advised by Mitchell
     Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.



___X___



_______


g.   The purchase price was less than 3% of the Fund's total assets.
___X___
_______


h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X___


_______


Approved:  /s/ Mark Tincher
Date:    9/22/97